EXHIBIT 10.40

                                    GUARANTY


            THIS GUARANTY (this "Guaranty") is executed as of October 27, 2000, by VIATEL, INC., a Delaware corporation ("Guarantor") to and for the benefit of CISCO SYSTEMS CAPITAL ("Lessor").

            Lessor is party to that certain Master Lease Agreement dated as of October 27, 2000 (the "Master Agreement") with Viatel U.K. Limited, a corporation existing under the laws of the United Kingdom ("Lessee"), and has entered into or may hereafter enter into certain Schedules (the "Schedules") relating to and incorporating by reference such Master Agreement in connection with the leasing or financing of equipment thereunder (such Schedules, together with the Master Agreement, collectively referred to herein as the "Leases"). Capitalized terms not otherwise defined herein have the meanings specified in the Leases. In order to be assured of payment under the Leases, Lessor desires that Guarantor guarantee the payment and other obligations and liabilities of Lessee to Lessor as set forth herein. Guarantor will derive substantial direct and indirect benefits from the extension of credit to Lessee (which benefits are hereby acknowledged by the Guarantor). Accordingly, to induce Lessor to extend credit to, and to contract with, Lessee, and in consideration thereof, Guarantor hereby agrees as follows:

            1. Guarantor hereby irrevocably and unconditionally guarantees, as primary obligor and not as a surety merely, without offset or deduction, the due and punctual payment when due (whether at stated maturity, declaration, acceleration,  demand  or  otherwise)  and  performance  by  Lessee  of all  the indebtedness, liabilities and other obligations of Lessee now or hereafter arising under or in connection with the Leases, including the payment of all Rent (as defined in the Leases) and any and all other amounts which may from time to time become due and payable in accordance with the terms of the Leases and the performance by Lessee of all of its other obligations under the Leases (the payment of Rent and all other such indebtedness, liabilities and obligations of Lessee guaranteed hereby being hereinafter referred to as the "Obligations"). In the event that Lessee fails to perform any Obligation for any reason, Guarantor will perform or otherwise provide for such Obligation and will forthwith make full payment of any amount due with respect thereto at its sole cost and expense. This Guaranty of the Obligations shall constitute a guaranty of payment and performance and not of collection. It shall not be necessary or required, and Guarantor shall not be entitled to require, that Lessor (a) file suit or proceed to obtain or assert a claim for personal judgment against Lessee or any other person or entity ("Person") for any Obligation, (b) make any effort at collection or other enforcement of any Obligation from or against Lessee or any other Person, (c) repossess and re-lease or sell any Equipment subject to any Lease, or foreclose against or seek to realize upon any security now or hereafter existing for any Obligation or upon any balance of any credit on the books of Lessor or any other Person in favor of Lessee or any other Person, (d) exercise or assert any other right or remedy to which Lessor is or may be entitled in connection with any Obligation or any security or other guaranty therefor or otherwise mitigate damages, or (e) assert or file any claim against the assets of Lessee or any other guarantor of other Person liable for any Obligation, or any part thereof, before or as a condition of enforcing the liability of Guarantor under this Guaranty or requiring payment or performance of any Obligation by Guarantor hereunder, or at any time thereafter.

            2. Guarantor waives notice of the acceptance of this Guaranty and of the performance or nonperformance by Lessee, presentment to or demand for payment or other performance from Lessee or any other Person and notice of nonpayment or failure to perform on the part of Lessee. The obligations of Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect and shall not be subject to any reduction, limitation,


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impairment or termination for any reason.  Guarantor  waives any right,  whether legal or equitable, statutory or non-statutory, to require Lessor to proceed against or take any action against or pursue any remedy with respect to Lessee or any other Person or make presentment or demand for performance or give any notice of nonperformance before Lessor may enforce rights against Guarantor hereunder and, to the fullest extent permitted by law, any other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty. The unconditional obligations of Guarantor hereunder will not be affected, impaired or released by any extension, waiver, amendment or thing whatsoever which would release a guarantor or surety (other than complete performance).

            3. Guarantor agrees that this Guaranty is a continuing guaranty relating to any Obligations, including Obligations which may exist continuously or which may arise from time to time under successive transactions, and Guarantor expressly acknowledges that this Guaranty shall remain in full force and effect notwithstanding that there may be periods in which no Obligations exist. This Guaranty shall continue in effect and be binding upon Guarantor until fifteen (15) business days after actual receipt by Lessor of written notice from Guarantor of its intention to discontinue this Guaranty as to future transactions (which notice shall not be effective until noon on the business day following such receipt); provided that no revocation or termination of this Guaranty shall affect in any way any rights of Lessor hereunder with respect to any Obligations or commitments arising or outstanding prior to the expiration of such fifteen (15) business day period after the date of receipt of such notice.

            4. Until the Obligations shall be satisfied in full, Guarantor shall not have, and shall not directly or indirectly exercise, (i) any rights that it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Guaranty, or (iii) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of Lessor as against Lessee or other guarantors, whether in connection with this Guaranty or otherwise. If any amount shall be paid to Guarantor on account of the foregoing rights at any time when any Obligations are outstanding, such amount shall be held in trust for the benefit of Lessor and shall forthwith be paid to Lessor to be credited and applied to the Obligations.

            5. (a) Guarantor represents and warrants to Lessor that (i) Guarantor is a corporation duly organized, validly existing and in good standing under the law of its jurisdiction of incorporation, and has all requisite power and authority to execute, deliver and perform its obligations under this Guaranty; (ii) the execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action of Guarantor; and (iii) this Guaranty constitutes the legal, valid and binding obligation of Guarantor. (b) So long as this Guaranty shall be in effect, Guarantor will furnish to Lessor from time to time such information respecting Guarantor's financial condition as Lessor may from time to time reasonably request; provided, however, that so long as Guarantor shall be a reporting company under the Securities Exchange Act of 1934, the Guarantor shall not be required to deliver to Lessor annual or quarterly financial statements.

            6. No right, power or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right, power or remedy or remedies and each and every right, power and remedy of Lessor pursuant to this Guaranty now or hereafter existing at law or in equity or by statute or otherwise shall, to the extent permitted by law, be cumulative and concurrent and shall be in addition to each other right, power or remedy pursuant to this Guaranty, and the exercise by Lessor of anyone or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other rights, powers or remedies.


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            7. No  failure  or  delay  by  Lessor  to  insist  upon  the  strict performance of any term, condition, covenant or agreement of this Guaranty or to exercise any right, power or remedy hereunder or consequent upon a breach hereof shall constitute a waiver of any such term, condition, covenant, agreement, right, power or remedy or of any such breach, or preclude Lessor from exercising any such right, power or remedy at any later time or times.

            8. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            9. This Guaranty (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof, (b) may not be amended except by a writing signed by Guarantor and Lessor, and (c) shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of, and shall be enforceable by, Lessor and its successors and assigns.

            10. All notices and other communications provided for hereunder shall be in writing (including by facsimile) and shall be mailed, sent or delivered (i) if to Lessor, to Cisco Systems Capital, Ashurst Manor, Ashurst Park, Church Lane, Sunninghill, Ascot, Berkshire, SL5 7DD; and (ii) if to Guarantor, at or to its address or facsimile number set forth below its name on the signature page hereof, or at or to such other address or facsimile number as such party shall have designated in a written notice to the other party. All such notices and communications shall be effective upon receipt.

            11. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York. Guarantor hereby (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States sitting in the State of New York for the purpose of any action or proceeding arising out of or relating to this Guaranty,
(ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts in and of the State of New York, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum, and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

            12. Guarantor agrees to pay on demand all reasonable costs and expenses of Lessor and reasonable fees and disbursements of counsel in connection with the enforcement, or preservation of any rights under, this Guaranty.

            IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the date first hereinabove set forth.

                                         VIATEL, INC.

                                         By:    /s/ Allan Shaw
                                                ------------------------------

                                         Title: Chief Financial Officer
                                                ------------------------------

                                         Address:    685 Third Avenue
                                                     New York, NY 10017
                                                     Attention: General Counsel
                                                     Facsimile:  (212) 350-9250